                                POWER OF ATTORNEY

         Each person executing this Power of Attorney hereby appoints Eugene W.
Landy and Anna T. Chew, or either of them, as his or her attorney-in-fact to execute and to file such amendments to this Form S-3 Registration Statement as such attorneys-in-fact, or either of them, may deem appropriate, or withdraw from the registration process this Registration Statement.

         This Power of Attorney has been signed by the following persons in the capacities indicated on this 14th day of April, 2003.

/s/  EUGENE W. LANDY                             /s/ MATTHEW I. HIRSCH
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         Eugene W. Landy                              Matthew I. Hirsch
     Chairman of the Board,                               Director
     President and Director

 /s/ CYNTHIA J. MORGENSTERN                      /s/ CHARLES P. KAEMPFFER
 -------------------------------------           -----------------------------------
       Cynthia J. Morgenstern                         Charles P. Kaempffer
 Executive Vice President and Director                      Director

 /s/ ERNEST V. BENCIVENGA                        /s/ SAMUEL A. LANDY
-------------------------------------            -----------------------------------
     Ernest V. Bencivenga                            Samuel A. Landy
     Treasurer and Director                             Director

 /s/ ANNA T. CHEW                                /s/ JOHN R. SAMPSON
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         Anna T. Chew                                 John R. Sampson
     Controller and Director                             Director

/s/ DANIEL D. CRONHEIM                            /s/ PETER J. WEIDHORN
-----------------------------------              -----------------------------------
     Daniel D. Cronheim                              Peter J. Weidhorn
          Director                                       Director